UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2026 (September 30, 2026)

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Clarendon Blvd, Suite 1200, Arlington, VA	22201
(Address of Principal Executive Offices)	(Zip Code)

(202) 780-5941
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LGL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2026, the Board of Directors (the "Board") of The LGL Group, Inc. (the "Company") designated Christopher W. Bruns, the Company's Vice President and Controller, as the Company's principal accounting officer, effective October 1, 2026.

Mr. Bruns, age 38, has more than 12 years of experience in accounting and finance. Since joining the Company in May 2026, he has served as Vice President and Controller. Prior to joining the Company, he served as Assistant Controller at Urban One, Inc., a media company, from 2024 to 2026 and as Senior Manager, Technical Accounting and SEC Reporting, at FTI Consulting, Inc., a business advisory firm, from 2019 to 2024. Mr. Bruns began his career in public accounting at Ernst & Young LLP and is a Certified Public Accountant. He earned a Bachelor of Business Administration in Accounting from Ohio University.

In connection with Mr. Bruns designation as principal accounting officer, Linda M. Biles ceased serving as the Company's principal accounting officer, effective October 1, 2026.

There are no arrangements or understandings between Mr. Bruns and any other person pursuant to which he was appointed to serve as an officer of the Company. Mr. Bruns has no family relationship with any director or executive officer of the Company, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the date of this Current Report on Form 8-K, no new compensatory arrangements have been entered into with Mr. Bruns, and no changes have been made to existing compensatory arrangements. If the Company enters into any new compensatory arrangements with Mr. Bruns, the material terms of such arrangements will be disclosed in a subsequent filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LGL GROUP, INC.
(Registrant)

Date: October 5, 2026	By:	/s/ Jason D. Lamb
		Name:	Jason D. Lamb
		Title:	Chief Executive Officer